Exhibit 99.1

Local Bounti Chief Financial Officer Kathleen Valiasek Promoted to President and CFO

Added Role of President Reflects Ms. Valiasek’s Impact on Improved Operating Efficiency

HAMILTON, Mont., June 25, 2024 – Local Bounti Corporation (NYSE: LOCL) (“Local Bounti” or the “Company”), a breakthrough U.S. indoor agriculture company, announced today that its Chief Financial Officer (CFO), Kathleen Valiasek, has been promoted to President and Chief Financial Officer, effective June 24.

“Since Kathy joined our leadership team over three years ago, her contributions have been extensive, reaching far beyond that of her role as CFO. This appointment recognizes her expanded influence, responsibilities and unwavering commitment to scaling up our business,” commented Craig Hurlbert, CEO of Local Bounti. “Kathy has been instrumental in driving operational efficiencies across our network of growing facilities, building trust with large commercial customers, and developing key financing relationships to advance our capacity expansion efforts. Together, we look forward to leading our organization through our next phase of growth and toward our near-term goal of achieving positive adjusted EBITDA* in early 2025.”

In her new role as President and CFO, Ms. Valiasek will take on additional responsibilities including expanded oversight of the Company’s operations, innovation, commercial and marketing activities, while retaining her existing leadership of the financial organization, among others. She will continue to report directly to the Chief Executive Officer (CEO), Craig Hurlbert, who will maintain his position of leadership and continue supporting the advancement of the Company’s strategic growth plan.

Ms. Valiasek has served as Local Bounti’s Chief Financial Officer since April 2021. Previously, Ms. Valiasek served as Chief Financial Officer from January 2017 to June 2019 and Chief Business Officer from June 2019 to March 2021 at Amyris, a science and technology leader in the research, development and production of sustainable ingredients for the clean health and beauty and flavors and fragrances markets. Prior to Amyris, Ms. Valiasek served as Chief Executive Officer of Lenox Group, Inc., a finance and strategic consulting firm she founded in 1994, and, in this capacity, she worked closely with the senior management teams of fast-growing companies including start-ups, venture-backed, and Fortune 500 companies such as Albertsons, CVS, Gap, Kaiser Permanente, and Softbank. Ms. Valiasek holds a B.B.A. from the University of Massachusetts at Amherst.

*Adjusted EBITDA is a non-GAAP measure defined as net loss before the impact of interest expense, depreciation, and amortization, and further adjusted to exclude certain other non-core items. See our earnings release for the first quarter of 2024 for more information and GAAP reconciliations.

About Local Bounti

Local Bounti is redefining indoor farming with an innovative method – its patented Stack & Flow Technology® – that significantly improves crop turns, increases output and improves unit economics. Local Bounti operates advanced indoor growing facilities across the United States, servicing approximately 13,000 retail doors. Local Bounti grows healthy food utilizing a hybrid approach that integrates the best attributes of controlled environment agriculture with natural elements. Local Bounti’s sustainable growing methods are better for the planet, using 90% less land and 90% less water than conventional farming methods. With a mission to ‘revolutionize agriculture, ensuring accessibility to fresh, sustainable, locally grown produce and nourishing communities everywhere for generations to come,’ Local Bounti’s food is fresher, more nutritious, and lasts longer than traditional agriculture. To find out more, visit localbounti.com or follow Local Bounti on LinkedIn for the latest news and developments.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” “believe,” expect,” “estimate,” “project,” “intend,” “should,” “is to be,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding achieving positive adjusted EBITDA. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from results expressed or implied in this press release. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that Local Bounti will fail to obtain additional necessary capital when needed on acceptable terms, or at all; the risk that Local Bounti will not be able to close the financings contemplated by the previously announced conditional commitment letters; Local Bounti’s ability to effectively integrate the acquired operations of any CEA or similar operations which it acquires into its existing operations; the ability of Local Bounti to retain and hire key personnel; the Company’s ability to meet the continued listing requirements of the New York Stock Exchange or cure noncompliance; the uncertainty of projected financial information; if and when the Company will repurchase the stock authorized by its Board of Directors and the impact of the share repurchase program to the Company and its stockholders; Local Bounti’s increased leverage as a result of additional indebtedness incurred in connection with the acquisition of Pete’s or as the result of the incurrence of additional future indebtedness; restrictions contained in Local Bounti’s debt facility agreements with Cargill; Local Bounti’s ability to repay, refinance, restructure and/or extend its indebtedness as it comes due; Local Bounti’s ability to generate revenue; the risk that Local Bounti may never achieve or sustain profitability; the risk that Local Bounti could fail to effectively manage its future growth; Local Bounti’s ability to build out additional facilities; reliance on third parties for construction, delays relating to material delivery and supply chains, and fluctuating material prices; Local Bounti’s ability to decrease its cost of goods sold over time; potential for damage to or problems with Local Bounti’s CEA facilities; Local Bounti’s ability to attract and retain qualified employees, including management; Local Bounti’s ability to develop and maintain its brand or brands it may acquire; Local Bounti’s ability to maintain its company culture or focus on its vision as it grows; Local Bounti’s ability to execute on its growth strategy; the risks of diseases and pests destroying crops; Local Bounti’s ability to compete successfully in the highly competitive natural food market; Local Bounti’s ability to defend itself against intellectual property infringement claims; changes in consumer preferences, perception and spending habits in the food industry; seasonality; Local Bounti’s ability to achieve its sustainability goals; and other risks and uncertainties indicated from time to time, including those under “Risk Factors” and “Forward-Looking Statements” in Local Bounti’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024, as supplemented by other reports and documents Local Bounti files from time to time with the SEC. Local Bounti cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. Local Bounti does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact:

Kathleen Valiasek

President and Chief Financial Officer

investors@localbounti.com